Exhibit (j)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated July 18, 2017, relating to the financial statements and financial highlights which appear in the May 31, 2017 Annual Report to Shareholders of Western Asset High Yield Fund (one of the funds comprising Western Asset Funds, Inc.), which is incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Independent Registered Public Accounting Firm” and “Financial highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
Baltimore, Maryland
September 18, 2017

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated July 18, 2017, relating to the financial statements and financial highlights which appear in the May 31, 2017 Annual Report to Shareholders of Western Asset Intermediate Bond Fund (one of the funds comprising Western Asset Funds, Inc.), which is incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Independent Registered Public Accounting Firm” and “Financial highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
Baltimore, Maryland
September 18, 2017

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated July 18, 2017, relating to the financial statements and financial highlights which appear in the May 31, 2017 Annual Report to Shareholders of Western Asset Total Return Unconstrained Fund (one of the funds comprising Western Asset Funds, Inc.), which is incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Independent Registered Public Accounting Firm” and “Financial highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
Baltimore, Maryland
September 18, 2017